Fisher

Orchard Valley HARVEST

The Global Source for Nuts®

JOHN B. SANFILIPPO & SON, INC.

November 21, 2013 Southwest IDEAS Investor Conference NASDAQ: JBSS Exhibit 99.1

Forward-Looking Statements
Some of the statements in this presentation constitute “forward-looking statements”
about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,”
“expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,”
“propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.
We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Our periodic reports filed with the Securities and
Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties.

Who is JBSS?
•
One of the largest nut processors in the world with fiscal 2013 annual sales in excess of $730 million
•
State-of-the-art nut processing capabilities, including what we believe is the single largest nut processing facility in the world
•
A North American market leader in every major selling channel – from consumer and commercial ingredient customers to contract manufacturing and export customers
•
Dual consumer strategy of branded nut and dried fruit programs (Fisher, Orchard
Valley
Harvest)
as well as private brands
•
Commodity procurement expertise with buyers averaging over 20+ years experience
•
A Category leader in packaging and product innovation
•
Vertically integrated nut processing operation for pecans, peanuts and walnuts
.

Net Sales FY 11 - FY 13
740,000,000
730,000,000
720,000,000
710,000,000
700,000,000
690,000,000
680,000,000
670,000,000
660,000,000
650,000,000
640,000,000
$674,212
$700,575
$734,334
FY 11
FY 12
FY 13

Earnings Per Share FY 11 - FY 13
2
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
$0.26
$1.58
$1.98
FY 11
FY 12
FY 13

Operating Cash Flow FY 11 - FY 13
40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
$7.2 M
$15.9 M
$35.8 M
FY 11
FY 12
FY 13

The Global Source for Nuts

Diluted EPS improved by over 600% Operating Cash Flow increased by nearly 400% Net Sales increased by 9% to a record $734 million Recent Financial Results FY 11 – FY 13 4

Stock Price
$13.94
10/24/2012

Stock Price
$25.32
11/13/2013

JBSS
S&P500
80%
70%
60%
50%
40%
30%
20%
10%
0%
2012
Dec
2013
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Volume: 7,50(
0.10M

Outperformed the S&P 500 by over 50%!

Est. 1922 The Global Source for Nuts®

Creating Shareholder Value 5

Mission
To be the global leader of quality driven,
innovative nut solutions that enhance
the customer and consumer
experience and achieve consistent,
profitable growth for our
stockholders.
We will accomplish this
through our commitment to a
dynamic infrastructure that
maximizes the potential of our
brands, people and processes.
Core Values
Integrity
People
Investment
Customer Driven
Quality
Innovation
Execution
Continuous Improvement
Safety
Resource Conservation

Gustine, CA
150 Employees
ALMONDS
WALNUTS
760 Employees
Elgin, IL
45 Employees
PEANUTS
Garysburg, NC
PECANS
PECANS
PEANUTS
PECANS
PEANUTS
PECANS
PECANS
PEANUTS
PECANS
PEANUTS
PECANS
PEANUTS
PECANS
PEANUTS
PECANS
PEANUTS
PECANS
PEANUTS
125 Employees
PECANS
Bainbridge, GA
210 Employees
PECANS
Selma, TX
U.S. Nut Growing Areas
Sanfilippo Facility
Pecans
Walnuts
Almonds
Peanuts
The Global Source for Nuts®

We are 1,290 people strong at five strategic locations! 7

State-of-the-Art World Class Facility
State-of-the-Art World Class Facility
Elgin - IL
• 1 Million Square Feet
• 350,000 sq. ft. warehouse and
distribution
• 160,000 sq. ft. segregated cooler
storage
• 480,000 sq. ft. manufacturing
• 100,000 sq. ft. office
• Comprehensive Allergen
Prevention Programs
• State-of-the-art warehouse
management system
• Individual cooler storage: one for
peanuts, one for tree nuts
• Separated processing and production
rooms
• Dedicated manufacturing equipment
for peanut-shared and tree nut
processing
• Robust Quality Systems
• Infinity / QRS Systems
• Quasi positive release on all raw
material, work-in-process and finished
goods
• SQF Level II
• HACCP policies and procedures
• Organic Certification

Export
5%
$34
-1.4%
Commercial
Ingredients
24%
$178
+0.7%
$86 +22.1%
Contract Pkg.
12%
$436
+4.2%
Consumer
59%

Fiscal 2013 Net Sales $734 Million

The Global Source for Nuts®

Distribution Channel Diversification (Millions of $; % change FY 13 v. FY 12 net sales) 9

Distribution Channel Diversification

1.
Consumer Channel
– sale of nuts and dried fruits to major food
retailers
Branded Business:
Fisher Recipe – #2 national market share
Fisher Snack – A Midwest market leader
Orchard Valley Harvest – full line natural nuts and dried fruit products sold in the produce section of food retailers
Private Brand Business:
Predominantly snack nuts sold under retailers’ own brands
2.
Commercial Ingredients
– sale of nuts and dried fruits to major
foodservice suppliers, global food manufacturers, and major
restaurant chains
3.
Contract Manufacturing
– third party processing for branded food
companies
4.
Export
– sale of Fisher snack nuts and private brand nut products
outside the United States

Other
18%
Peanuts
18%
Almonds
17%
Pecans
16%
Walnuts
12%
Cashews & Mixed Nuts
19%

Est. 1922
The Global Source for Nuts®

We Are Experts In Every Nut Type
We Are Experts In Every Nut Type

•
We believe we offer the
most complete product
portfolio of nuts in the
U.S.
•
Comprehensive variety of
value-added products
•
Wide assortment of other
snack products
•
Most versatile styles and
sizes, customized to
customer specifications
•
Benefits
Appeals to major
customers
Ideally positioned to
meet changing
consumer needs
Reduces product
concentration risks
% of total gross sales
*
other consists of trail and snack mixes which include nut products
*

We Are Experts In Procurement We Are Experts In Procurement 12 Pecans Peanuts Almonds Walnuts

MEAT
DAIRY
DELI
CENTER STORE
BAKERY
PRODUCE
CHECK-OUT

- Nut Toppings
- Packaged Candy
- Frozen Entrees
- Baking Nut Ingredients
- Candy
- Snack Nuts
- Cookies
- Salty Snacks
- Health Bars
- Peanut Butter
- Cereal
- Cakes, Muffins
- Bulk Foods
- Frozen Cakes, Desserts
- Fresh Salads
- Salad & Baking Kits
- Salad Toppings
- Fresh Bread
- Ice Cream Ingredients
- Check-Out

The Global Source for Nuts®

We Reach Consumers in 20+ In-Store Points We Reach Consumers in 20+ In-Store Points 13

Corporate Growth Strategies 14 14 * * * * * * * *

JOHN B. SANFILIPPO & SON, INC.

BUILDING OUR FUTURE

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

EXPAND GLOBALLY

- Build JBSS into a leading premium international snack nut company.
- Grow Fisher and other JBSS brands through expanded distribution and consumer led brand building. Leverage select value-added private brand partnerships.
- Focus on consumers demanding quality snacks in emerging markets in Asia, especially China, and in Latin America.

CREATE VALUE WITH KEY CUSTOMERS

- Be the preferred partner to build profitable volume of value-added nut and snack products.
- Offer supply chain expertise, quality, flexibility, innovation and customer support that creates value for our partners.
- Focus on leading food companies in the Consumer, International, Commercial Ingredient and Contract Manufacturing channels.

ACCOUNTABILITY • CONSUMER INSIGHTS

ENGAGEMENT • EXPERTISE

FOCUSED EXECUTION • INNOVATION

INTEGRITY • SUPPLY CHAIN EXCELLENCE

The Global Source for Nuts®

Est. 1922
The Global Source for Nuts®

15

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

Fisher®

Orchard Valley HARVEST

Fisher®

Est. 1922 The Global Source for Nuts®

Grow Brands 16 Recipe Nuts Snack Nuts

Fisher

We bring the ***joy*** of nuts
to life by staying ***fresh***,
every day and in every way.

Est. 1922
The Global Source for Nuts®

17

Freshness Seal
Fisher
Naturals
PECAN
HALVES
NET WT 16 OZ (1 LB) 453g

Fisher
PEANUTS
DRY ROASTED
Fisher
MIXED NUTS
DELUXE

Est. 1922 The Global Source for Nuts®

Fisher Recipe & Snack Brands
Delivering Double Digit Growth
Consumer Channel
Pounds
(Millions)
Gross Revenue
($ Millions)
FY ’13
Actual
Versus
FY’12
FY ’13
Actual
Versus
FY’12
Fisher Brands 29 +17% $138 +23%

Fisher
PECAN
Naturals

AFTER!
locks in the Fisher freshness!
TEAR HERE
ZIP-TO-CLOSE
Fisher
CHEF'S
Naturals
RECIPE-READY INGREDIENTS
PECAN
HALVES
4 CUPS
NET WT 16 OZ (1 LB) 453g

Est. 1922
The Global Source for Nuts

19 Easier to scoop Easier to find in the pantry Freshness seal keeps nuts fresh Innovation that meets the needs of the Consumer… Before….

…and the Retailer Easier to Merchandise Reduced Case Count to reduce Inventory Shelf Ready Case to reduce Labor Before…. 20

"Make your meals memorable with a few simple twists."
Fisher

The Global Source for Nuts®

Celebrity Chef Alex Guarnaschelli in TV Vignettes and Print Building the Fisher Recipe Brand with Food Network Sponsorship 21 bon appétit
FAST FRESH
Cooking Light
HALF the CALORIES
TACO! TACO!
EatingWell
Midwest Living
Southern Living
SUMMERTIME FAVORITES
food network magazine
COOK LIKE A STAR
Easy!!!
all you
124 ways to live on nothing
Enjoy Summer!
Delish
8 SIDES
+40 FUN RECIPES

For a Fresh Twist on
Holiday Entertaining,
Think Fisher.
Fisher
PECAN
Stand It Up.
Scoop It Up.
Zip It Up.
Fisher
MY FRESH TWIST
ENTER YOUR FISHER® FRESH TWIST RECIPE
AND WIN A GOURMET TRIP TO NYC!
www.facebook.com/fishernutsbrand/myfreshtwist

Est. 1922
The Global Source for Nuts®

Extending our reach through Print that reaches our Core Consumer 22

A Fresh Twist On Holiday Entertaining
Fisher

Stand it up.
Scoop it up.
Zip it up.
Fisher

FREE KARO
When you buy TWO (2) Fisher® Baking Nut items of any variety, 10 oz. or larger, get ONE (1) Karo item FREE.
RECIPES INSIDE!

Fisher Naturals
PECAN

Karo

Est. 1922 The Global Source for Nuts®

Get Free! Buy 2 Winning In-Store with Displays! Karo Tie-in led to 7X increase in “Pounds on the Floor” last fiscal year 23

QFC
Save Mart Supermarkets
Smith's
Ralphs
Food City
fry's
Bashas'
King Soopers
Baker's
HyVee
Festival
Super K
Jewel
Marsh
Schnucks
Jay C Food Stores
Kroger
Walmart
National Distribution
Crest
H-E-B
Brookshire's
fred's
Ingles
Harris Teeter
Food Lion
Tops
Giant Eagle
Hannaford
Market Basket
Sweetbay

Fisher®

Est. 1922
The Global Source for Nuts®

Our Strong Consumer and Retailer Program is driving Distribution Gains… 24 Recipe Nuts

Fisher Recipe Nuts LB Sales % Change vs. Last Year
70%
60%
50%
40%
30%
20%
10%
0%
June '12
July '12
Aug '12
Sept '12
Oct '12
Nov '12
Dec '12
Jan '13
Feb '13
March '13
April '13
May '13
June '13
July '13
Aug '13
Sept '13
Oct '13

Est. 1922 The Global Source for Nuts®

…and Market Share Gains among Branded Recipe Nuts 25 Source : Nielsen scantrack data 4 week periods 7/7/12 to 10/26/13

Fisher
MAMMOTH PECANS
Praline
Fisher
Fisher

Fisher
OMEGA 3 TRAIL MIX

Fisher
CHEDDAR CRUNCH
ALMONDS

Fresh Roast
Introducing the NEW coffeehouse-inspired flavored almonds from Fisher, featured in Cocoa Mocha and Vanilla Bean. Now you can snack like you up.
Fisher
ALMONDS
For freshness you can see, think Fisher
SAVE $1.00
When you buy TWO (2) Fisher® Flavored Almond items.
Fisher
VOID

BIG MAMMOTH
Fisher

Fisher

Est. 1922 The Global Source for Nuts®

Growing Fisher Snack by getting the Fundamentals Right New Products Coupon Support In-Store Merchandising 26

Focusing on High Franchise Midwest… 27

BARTELL DRUGS
WinCo FOODS
Hornbacher's
Rainbow
festival
Cub FOODS
WOODMAN'S
Copps
MENARDS
Pick 'n Save
MARIANO'S
Rural King
Jewel
FLEET FARM
Walmart
NFI
MARSH
Schnucks
Dierbergs
FOOD CITY
Harris Teeter
AFFILIATED
BGC BROOKSHIRE
Unified
H-E-B

Fisher®

Est. 1922
The Global Source for Nuts®

…driving Distribution Gains 28 Snack Nuts

Orchard Valley

HARVEST

Orchard Valley
HARVEST
ALMONDS
Orchard Valley
HARVEST
PECANS
Orchard Valley
HARVEST
TRAIL MIX
Orchard Valley
HARVEST
MANGO

Est. 1922

The Global Source for Nuts®

Pure and Simple Goodness 29

30 Consumers want to know what’s in their food Consumers want products that fit their active lifestyle Consumers are more proactive about health & wellness Three Key Produce Consumer Trends

Orchard Valley
HARVEST™
WHOLE NATURAL
ALMONDS
NO Artificial INGREDIENTS
10 OZ (283g)

Est. 1922
The Global Source for Nuts®

•Fresh •Pure & Simple •From the Earth •Free of Artificial Ingredients •Authentic 31 Orchard Valley Harvest Delivers

NO Artificial
INGREDIENTS

NON GMO Project VERIFIED

Est. 1922 The Global Source for Nuts®

Orchard Valley Harvest Delivers 32

Orchard Valley
HARVEST™
WHOLE NATURAL
ALMONDS
NO Artificial INGREDIENTS
10 OZ (283g)

Orchard Valley
HARVEST
OMEGA-3 MIX
NET WT 4 OZ (113g)

Orchard Valley
HARVEST
ALMONDS

Multi Pack!
Orchard Valley
HARVEST
WHOLE NATURAL
ALMONDS
DRY ROASTED
NO Artificial INGREDIENTS
CONTAINS 8 BAGS (1 OZ) 28g • NET WT 8 OZ (226g)

Est. 1922
The Global Source for Nuts®

Core Line of “Take Home” Bags Health & Wellness Mixes Convenience Packs A Differentiated Assortment 33

PURE & SIMPLE. NATU
$5.99

Orchard Valley
HARVEST

Est. 1922 The Global Source for Nuts®

Dominick's Unique Merchandising Sprouts 34

FredMeyer
SAFEWAY
unfi
SAVE MART SUPERMARKETS
VONS
NATURE'S BEST
SPROUTS
Dominick's
Jewel
Schnucks
Walmart
FOOD CITY
Tops
ACME
Redner's
Foodtown
A&P
Randalls
Tom Thumb
H-E-B
Sweetbay
piggly wiggly
SANTA MONICA DISTRIBUTING COMPANY
Orchard Valley
HARVEST

Est. 1922 The Global Source for Nuts®

Building Distribution (Bulk only) BREAUX Markets 35

EXPAND GLOBALLY

- Build JBSS into a leading premium international snack nut company.
- Grow Fisher and other JBSS brands through expanded distribution and consumer led brand building. Leverage select value-added private brand partnerships.
- Focus on consumers demanding quality snacks in emerging markets in Asia, especially China, and in Latin America.

The Global Source for Nuts®

• Created a geographic-centric sales
structure and hired experienced
professionals to manage key regions
• Partnered with leading international
marketing firms to do proprietary
research on nut usage and
consumption in Asia
• Invested in upgrading our Fisher
Brand positioning and packaging
FY 2013 Accomplishments

EXPAND
GLOBALLY

Est. 1922
The Global Source for Nuts®

Goal: Significantly Increase Export Sales by FY 2016 37 A world of opportunity for JBSS to be a leader in health and wellness nut/fruit snacks in key international markets $34 MM in FY 13 37

Fisher
PEANUTS
Fisher
Dry Roasted
Peanuts
Fisher
CASHEWS
Fisher
PEANUTS
Fisher
Honey Roasted
Peanuts
NET WEIGHT
CONT. NETO. 160 g
Fisher
Honey Roasted
Peanuts
Fisher
Dry Roasted
Salted Pistachios

Est. 1922
The Global Source for Nuts®

How: Refresh & Upscale Fisher Brand Internationally • Premium look conveys premium quality • Launched in China … expanding to all International markets 38 Consumer response has been outstanding:

Who: China Retailers 39 39 Shanghai Fisher in Tibet Beijing

Mafer
Mafer

Est. 1922
The Global Source for Nuts®

Who: Latin America Retailers

• Mexico • Dominican Republic
• Panama • Colombia
Comercial Mexicana
Chedraui - Mafer
Walmart / Superama
Fisher
“World Table”
El Rey - Panama
Liverpool - Mexico
El Dragon – Santo Domingo

HARLEM FOOD

Est. 1922
The Global Source for Nuts®

Who: Europe, Middle East, Africa, Asia Retailers • Russia • U.A.E. • U.K. • Saudi Arabia • South Korea • Malaysia • Japan • Australia 41

Menu

CREATE VALUE WITH KEY CUSTOMERS

- Be the preferred partner to build profitable volume of value-added nut and snack products.
- Offer supply chain expertise, quality, flexibility, innovation and customer support that creates value for our partners.
- Focus on leading food companies in the Consumer, International, Commercial Ingredient and Contract Manufacturing channels.

Est. 1922
The Global Source for Nuts®

FY 2013 Accomplishments
• Developed significant product
launches with several key
customers
• Continued to expand our
production capabilities and our
focus on innovation and consumer
insights
• Received two major Supplier of
the Year customer awards

Goal: Be The Preferred Partner to Build Profitable Volume of Value-Added Nuts & Snacks Walmart Supplier of the Year Frito-Lay Supplier of the Year 43

Focus
on
Quality

Fisher
Fisher

Est. 1922
The Global Source for Nuts®

•
Reduce Foreign Material Complaints
•
Customer Quality Scorecards
•
Stringent Corporate Food Safety Programs
•
Raw Material Sourcing
•
Product & Packaging Innovation
How: Commitment to Quality, Food Safety,
Innovation & Procurement Expertise
Pecans, Pine Nuts
Cashews
Macadamias
Cashews
Macadamias
Cashews
Pine Nuts
Macadamias
Cashews
Almonds, Walnuts, Pecans, Pistachios,
Peanuts, Raisins, Cranberries
Hazelnuts

COST
COST

Lean Training

Team Project

Est. 1922
The Global Source for Nuts

How: Operational Excellence
Setup
Reduction
5S
Housekeeping
Create Flow
Quality
Balance
Flow
Visual
Management
Continuous
Improvement
Kanban Pull
Systems
Standard
Work
Bottlenecks
1
2
Checkers checking the checkers
3
Broken interfaces
4
Unclear roles and responsibilities
5
5 things to look for…
The 9 lean principles of process improvements
• Competitive Costs
• Production Efficiencies
• Waste Reduction
• Best in Class Cross-Functional Departments
Duplicate Work

FY 2013 Financial Milestones 46 * * * * * * *

$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
($ in Millions)
25
32
69
68
76
73
73
78
80
87
94
102
119
181
196
180
163
158
165
180
184
201
215
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

The Global Source for Nuts®

JBSS Stockholders’ Equity FYs 1991 – 2013 47

($ in Millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
Improved operating performance
Facility consolidation
1991 50
1992 76
1993 71
1994 107
1995 107
1996 98
1997 93
1998 118
1999 100
2000 99
2001 89
2002 70
2003 70
2004 19
2005 144
2006 138
2007 148
2008 133
2009 94
2010 99
2011 101
2012 95
2013 74

Est. 1922
The Global Source for Nuts®

JBSS Total Outstanding Debt FYs 1991 – 2013 48

$800
$700
$600
$500
$400
$300
$200
$100
$0
($ in Millions)
Item Rationalization, De-emphasized
Commodity Sales, Lower Prices
Low Carb Diet Run Up
165
193
204
209
278
294
133
305
313
327
342
353
420
521
582
580
541
542
554
562
674
701
734
1991
1992
1993
1994
1995
1996
1997 (6 MO)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

The Global Source for Nuts®

JBSS Net Sales FYs 1991 – 2013 49

1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Est. 1922
The Global Source for Nuts®

JBSS Total Outstanding Debt As % of Net Sales FYs 1991 – 2013 Note: FY 1997 reflects stub year 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 50

EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market
valuation. In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.
EBITDA

Reconciliation of Net Income (Loss) to EBITDA
(In $000's) FY2003 FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013
NET INCOME (LOSS) 15,027 22,630 14,499 (16,721) (13,577) (5,957) 6,917 14,425 2,835 17,122 21,760
INTEREST EXPENSE 4,681 3,434 3,998 6,516 9,347 10,502 7,646 5,653 6,444 5,364 4,754
INCOME TAX
(BENEFIT) EXPENSE 9,607 14,468 9,269 (8,689) (7,520) (897) (259) 8,447 (49) 9,099 13,536
DEPRECIATION &
AMORTIZATION 11,248 11,190 10,501 10,000 13,584 15,742 15,922 15,825 16,968 17,117 16,717
EBITDA 40,563 51,722 38,267 (8,894) 1,834 19,390 30,226 44,350 26,198 48,702 56,767
NET SALES 419,677 520,811 581,729 579,564 540,858 541,771 553,846 561,633 674,212 700,575 734,334
EBITDA MARGIN
(% OF NET SALES) 9.7% 9.9% 6.6% -1.5% 0.3% 3.6% 5.5% 7.9% 3.9% 7.0% 7.7%
POUNDS SOLD 250,629 284,576 278,741 248,137 246,142 221,958 217,465 224,302 232,746 212,553 221,762
EBITDA PER POUND
SOLD 0.162 0.182 0.137 (0.036) 0.007 0.087 0.139 0.198 0.113 0.229 0.256

EBITDA*
* EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP measure

-$15,000
-$10,000
-$5,000
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
$55,000
$60,000
$65,000

EBITDA* Margin (% of Net Sales)
* EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP measure
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%

EBITDA* Per Pound Sold
* EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP measure

-$0.10
-$0.05
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30

$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
22.5%
21.0%
19.5%
18.0%
16.5%
15.0%
13.5%
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
Jun-99 Sep-99 Dec-99 Mar-00 Jun-00 Sep-00 Dec-00 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13
rolling gm
cashews 320's
almonds nps 25/27
Peanuts
pecans jr. mammoth
walnuts combo 1/2's & pcs.

Est. 1922
The Global Source for Nuts

Market prices from survey of JBSS brokers and suppliers Nut Spot Mkt. Prices vs. JBSS Rolling 4 QTR Gross Margins 56

Highlights: Q1 2014 vs. Q1 2013
(in 000’s except EPS)
$ Chng. % Chng.
Net Sales ($ 810) (.5%)
Sales Volume (lbs.
sold)
7,004 14.0%
Gross Profit ($ 1,204) (3.9%)
Net Income ($ 759) (10.1%)
Earnings Per Share (EPS) ($ 0.08) (11.4%)
Total Debt ($16,920) (19.6%)

The Global Source for Nuts®

JOHN B. SANFILIPPO & SON, INC.

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